                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-NCB
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $235,532,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NCB

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                     TRUSTEE

                                NOVEMBER 14, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-NCB
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

DEAL INFO

DEAL NAME              MLMI 2005-NCB
BLOOMBERG TICKER:
ASSET CLASS:           Second Lien
Issuer:                ML
TRUSTEE:               Deutsche Bank
LEAD MANAGER(S)         ML

Cells in red font are calculations and should be left alone.
Please put averages in gray cells at the bottom of each bucket.


MASTER SERVICER:

BACKUP SERVICER:


PRIMARY SERVICER (S):        % NAME        ORIGINATOR (S):       % NAME
                      1    100 Wilshire                1    100.00 New Century
                      2                                2
                      3                                3
                      4                                4
                      5                                5
                      6                                6
                      7                                7
                      8                                8
                      9                                9
                     10                               10

Please fill out a complete list of all servicers and originators even if there're more then ten


                                                                                   FICO BUCKET
--------------------------------------------   ------------------------------------------------------------------------------------
                         DEAL SIZE                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
               -----------------------------   ------------------------------------------------------------------------------------
                                               WA LOAN                                                    REFI             INTEREST
FICO           # LOANS      BALANCE        %   BALANCE    WAC    FICO   %CLTV  % DTI   PRIMARY   SF/PUD  CACHOUT  FULL DOC   ONLY
----           -------      -------        -   -------    ---    ----   -----  -----   -------   ------  -------  -------- --------
NA                                     0.00%
=<500                                  0.00%
>500 =<520                             0.00%
>520 =<540                             0.00%
>540 =<560                             0.00%
>560 =<580          39   1,361,735     0.55%     34,916  10.96%    576  99.86% 40.51%   100.00%  93.87%   11.20%   100.00%   0.00%
>580 =<600         349  14,097,103     5.69%     40,393  10.98%    592  99.86% 42.42%   100.00%  90.57%   17.50%   100.00%   0.00%
>600 =<620         524  23,115,792     9.32%     44,114  10.67%    611  99.90% 41.10%    99.72%  90.16%   18.35%    92.19%   0.00%
>620 =<640         846  41,309,566    16.66%     48,829  10.56%    631  99.89% 41.85%    99.71%  87.94%   19.24%    60.51%   0.00%
>640 =<660         965  53,381,302    21.53%     55,317  10.31%    651  99.85% 41.84%    99.27%  84.63%   13.20%    38.09%   0.00%
>660 =<680         759  43,064,289    17.37%     56,738   9.85%    670  99.85% 41.77%    99.27%  84.57%   11.99%    37.87%   0.00%
>680 =<700         507  29,918,082    12.07%     59,010   9.73%    690  99.82% 42.05%    98.96%  85.59%    7.07%    31.56%   0.00%
>700 =<750         530  33,729,833    13.60%     63,641   9.71%    720  99.94% 42.02%    99.34%  80.54%    5.31%    27.24%   0.00%
>750               131   7,955,396     3.21%     60,728   9.66%    770  99.88% 41.71%    97.70%  78.57%    5.77%    30.98%   0.00%
                 ----- -----------   ------      ------  -----     ---  -----  -----     -----   -----    -----     -----    ----
TOTAL            4,650 247,933,098   100.00%     53,319  10.17%    661  99.87% 41.83%    99.35%  85.44%   12.66%    48.20%   0.00%
                 ----- -----------   ------      ------  -----     ---  -----  -----     -----   -----    -----     -----    ----

   FICO MEAN:      661    MEDIAN:       652  STANDARD DEVIATION: 41.87
                   ---                  ---                      -----

                                                                                 CLTV BUCKET
--------------------------------------------  --------------------------------------------------------------------------------------
                        DEAL SIZE                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ------------------------------  --------------------------------------------------------------------------------------
LTV                                           WA LOAN                                                     REFI              INTEREST
              # LOANS       BALANCE        %  BALANCE    WAC   FICO   %CLTV   % DTI   PRIMARY    SF/PUD  CACHOUT  FULL DOC    ONLY
              -------       -------        -  -------    ---   ----   -----   -----   -------    ------  -------  --------  --------
=<50                                   0.00%
>50 =<55                               0.00%
>55 =<60                               0.00%
>60 =<65                               0.00%
>65 =<70                               0.00%
>70 =<75                               0.00%
>75 =<80             1       51,885    0.02%    51,885  11.70%  638   76.70%   48.30%   100.00%  100.00%  100.00%  100.00%   0.00%
>80 =<85             1       49,811    0.02%    49,811   9.85%  661   84.66%   49.45%   100.00%  100.00%  100.00%  100.00%   0.00%
>85 =<90             5      245,752    0.10%    49,150  10.92%  647   88.50%   38.76%   100.00%  100.00%   59.64%   51.13%   0.00%
>90 =<95            87    4,478,923    1.81%    51,482   9.97%  663   94.95%   42.02%    99.38%   87.11%   24.53%   56.82%   0.00%
>95 <100            79    4,438,770    1.79%    56,187  10.12%  655   99.08%   41.49%   100.00%   90.44%   35.63%   74.64%   0.00%
=100             4,477  238,667,957   96.26%    53,310  10.18%  661  100.00%   41.83%    99.34%   85.29%   11.92%   47.52%   0.00%
>100                                   0.00%
                 -----  -----------  ------     ------  -----   ---   -----    -----     -----    -----    -----   -----     ----
TOTAL            4,650  247,933,098  100.00%    53,319  10.17%  661   99.87%   41.83%    99.35%   85.44%   12.66%  48.20%    0.00%
                 -----  -----------  ------     ------  -----   ---   -----    -----     -----    -----    -----   -----     ----

  LTV MEAN:     99.87%     CLTV:      99.87% STANDARD DEVIATION: 0.90%       LTV =80:    0.00%            % SILENT SECONDS:  0.00%

                                                         DTI BUCKET
----------------------------------------------------------------------------------------------------------------------------
                     DEAL SIZE                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
           -----------------------------          --------------------------------------------------------------------------
                                         WA LOAN                                                  REFI              INTEREST
DTI        # LOANS     BALANCE        %  BALANCE    WAC   FICO %CLTV   % DTI   PRIMARY   SF/PUD  CACHOUT  FULL DOC   ONLY
---        -------     -------    ------ -------    ---   ---- -----   -----   -------   ------  -------  --------   ----
=<20            58    2,714,925    1.10%  46,809   9.99%  659  99.86%  15.56%  100.00%   91.87%   13.26%   49.04%    0.00%
>20 =<25       119    4,864,739    1.96%  40,880  10.22%  658  99.77%  23.05%   98.14%   87.65%   23.36%   54.22%    0.00%
>25 =<30       194    9,147,253    3.69%  47,151  10.08%  660  99.89%  27.84%  100.00%   87.34%   14.79%   50.16%    0.00%
>30 =<35       475   22,815,647    9.20%  48,033  10.16%  659  99.91%  32.69%   99.74%   86.40%   13.75%   51.34%    0.00%
>35 =<40       804   41,295,706   16.66%  51,363  10.16%  661  99.87%  37.81%   99.46%   86.69%   12.53%   47.29%    0.00%
>40 =<45     1,221   66,456,176   26.80%  54,428  10.20%  663  99.87%  42.73%   99.32%   84.40%    9.29%   43.39%    0.00%
>45 =<50     1,747   99,380,508   40.08%  56,886  10.17%  661  99.87%  47.80%   99.34%   84.85%   14.00%   50.26%    0.00%
>50 =<55        32    1,258,144    0.51%  39,317  10.10%  648  99.88%  51.55%   89.77%   91.67%   10.68%   73.26%    0.00%
>55 =<60                           0.00%
>60                                0.00%
             -----  -----------  ------   ------  -----   ---  -----   -----    -----    -----    -----    -----     ----
TOTAL        4,650  247,933,098  100.00%  53,319  10.17%  661  99.87%  41.83%   99.35%   85.44%   12.66%   48.20%    0.00%
             -----  -----------  ------   ------  -----   ---  -----   -----    -----    -----    -----    -----     ----

 DTI MEAN:   41.83  MEDIAN:        43.01  STANDARD DEVIATION: 7.35

                                                           PURPOSE BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                            DEAL SIZE                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                  -----------------------------           -------------------------------------------------------------------------
                                                 WA LOAN                                                  REFI              INTEREST
PURPOSE           # LOANS     BALANCE      %     BALANCE    WAC   FICO  %CLTV   % DTI  PRIMARY   SF/PUD  CACHOUT  FULL DOC    ONLY
-------           -------     -------    -----   -------    ---   ----  -----   -----  -------   ------  -------  --------    ----
Purchase            3,808  208,237,208   83.99%   54,684  10.17%   664  99.92%  41.88%   99.24%  84.59%    0.00%   43.85%     0.00%
REFI (CASH OUT)       664   31,383,733   12.66%   47,265  10.23%   646  99.62%  41.50%  100.00%  90.06%  100.00%   71.55%     0.00%
REFI (NO CASH)                            0.00%
REFI (RATE TERM)      178    8,312,156    3.35%   46,698  10.10%   652  99.61%  41.93%   99.67%  89.16%    0.00%   69.10%     0.00%
CONSOLIDATION                             0.00%
OTHER                                     0.00%
                    -----  -----------  ------    ------  -----    ---  -----   -----    -----   -----    -----    -----      ----
TOTAL               4,650  247,933,098  100.00%   53,319  10.17%   661  99.87%  41.83%   99.35%  85.44%   12.66%   48.20%     0.00%
                    -----  -----------  ------    ------  -----    ---  -----   -----    -----   -----    -----    -----      ----

                                                         OCCUPANCY BUCKET
----------------------------------------------------------------------------------------------------------------------------------
OCC TYPE                 DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
--------       ----------------------------             --------------------------------------------------------------------------
                                              WA LOAN                                                    REFI             INTEREST
               # LOANS      BALANCE     %     BALANCE   WAC     FICO  %CLTV   % DTI   PRIMARY  SF/PUD  CACHOUT  FULL DOC    ONLY
               -------      -------  -------  -------   ---     ----  -----   -----   -------  ------  -------  --------    ----
Primary (OOC)    4,615  246,329,478   99.35%   53,376  10.17%    661  99.87%  41.82%  100.00%  85.50%   12.74%   48.39%     0.00%
INVESTMENT                             0.00%
2ND / VACATION      35    1,603,619    0.65%   45,818  10.33%    685  99.91%  43.43%    0.00%  75.36%    0.00%   19.20%     0.00%
RENTAL                                 0.00%
OTHER                                  0.00%
                 -----  -----------  ------    ------  -----     ---  -----   -----    -----   -----    -----    -----      ----
TOTAL            4,650  247,933,098  100.00%   53,319  10.17%    661  99.87%  41.83%   99.35%  85.44%   12.66%   48.20%     0.00%
                 -----  -----------  ------    ------  -----     ---  -----   -----    -----   -----    -----    -----      ----


                                                              DOCUMENTATION BUCKET
             ----------------------------------------------------------------------------------------------------------------------
                       Deal Size                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
             -----------------------------             ----------------------------------------------------------------------------
                                            WA LOAN                                                     REFI               INTEREST
DOC TYPE     # LOANS    BALANCE        %    BALANCE    WAC   FICO  %CLTV    % DTI   PRIMARY   SF/PUD   CACHOUT  FULL DOC     ONLY
--------     -------    -------     ------  -------    ---   ----  -----    -----   -------   ------   -------  --------     ----
Full           2,532  119,503,680   48.20%   47,197  10.02%   645  99.83%   41.91%   99.74%   86.20%    18.79%   100.00%     0.00%
ALTERNATIVE                          0.00%
LIMITED          103    6,088,280    2.46%   59,110   9.64%   662  99.96%   37.03%  100.00%   86.77%    12.11%     0.00%     0.00%
STATED         2,015  122,341,138   49.34%   60,715  10.36%   677  99.91%   41.99%   98.94%   84.63%     6.70%     0.00%     0.00%
NO RATIO                             0.00%
NINA                                 0.00%
NO DOC                               0.00%
OTHER                                0.00%   59,362  11.09%   699  96.40%   39.61%   83.71%   61.87%     9.88%     0.00%     0.00%
               -----  -----------  ------    ------  -----    ---  -----    -----    -----    -----     -----     -----      ----
TOTAL          4,650  247,933,098  100.00%   53,319  10.17%   661  99.87%   41.83%   99.35%   85.44%    12.66%    48.20%     0.00%
               -----  -----------  ------    ------  -----    ---  -----    -----    -----    -----     -----     -----      ----

                                                           PROPERTY BUCKET
-----------------------------------------------------------------------------------------------------------------------------------

                         DEAL SIZE                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
               -----------------------------            ---------------------------------------------------------------------------
                                              WA LOAN                                                    REFI              INTEREST
PROPERTY TYPE  # LOANS     BALANCE       %    BALANCE     WAC   FICO  %CLTV   % DTI  PRIMARY    SF/PUD  CACHOUT  FULL DOC    ONLY
-------------  -------     -------    ------  -------     ---   ----  -----   -----  -------    ------  -------  --------    ----
SINGLE FAMILY    3,244  174,566,129    70.41%  53,812   10.18%   660  99.87%  41.79%   99.65%  100.00%   13.83%   47.76%     0.00%
PUD                739   37,265,750    15.03%  50,427   10.15%   658  99.87%  41.53%   98.38%  100.00%   11.06%   52.70%     0.00%
2-4 UNIT           126    9,214,898     3.72%  73,134   10.20%   680  99.83%  43.51%  100.00%    0.00%    8.41%   37.47%     0.00%
TOWNHOUSE                               0.00%
CONDO              541   26,886,320    10.84%  49,697   10.13%   666  99.93%  41.89%   98.53%    0.00%    8.72%   48.48%     0.00%
MH                                      0.00%
OTHER                                   0.00%
                 -----  -----------   ------   ------   -----    ---  -----   -----    -----    -----    -----    -----      ----
TOTAL            4,650  247,933,098   100.00%  53,319   10.17%   661  99.87%  41.83%   99.35%   85.44%   12.66%   48.20%     0.00%
                 -----  -----------   ------   ------   -----    ---  -----   -----    -----    -----    -----    -----      ----

                                                          PRINCIPAL BUCKET
------------------------------------------------------------------------------------------------------------------------------------
                       DEAL SIZE                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
             ----------------------------             ------------------------------------------------------------------------------
                                             WA LOAN                                                      REFI              INTEREST
UPB          # LOANS      BALANCE     %      BALANCE    WAC   FICO   %CLTV    % DTI    PRIMARY   SF/PUD  CACHOUT  FULL DOC    ONLY
---          -------      ------- -------    -------    ---   ----   -----    -----    -------   ------  -------  --------    ----
=<10               2       15,657   0.01%      7,828   9.63%   699  100.00%   44.88%   100.00%   42.20%   57.80%   57.80%     0.00%
>10 =<20          94    1,865,153   0.75%     19,842  10.12%   638   99.94%   38.60%   100.00%   88.32%   20.25%   73.37%     0.00%
>20 =<30       1,067   26,880,079  10.84%     25,192  10.33%   645   99.86%   40.07%    99.06%   87.24%   14.45%   70.66%     0.00%
>30 =<40         831   28,988,907  11.69%     34,884  10.25%   650   99.90%   40.30%    99.54%   84.69%   19.57%   62.01%     0.00%
>40 =<50         591   26,608,498  10.73%     45,023  10.19%   657   99.78%   41.46%    98.30%   86.40%   16.79%   54.55%     0.00%
>50 =<60         470   25,826,074  10.42%     54,949  10.16%   662   99.84%   42.03%    99.38%   86.13%   15.19%   51.58%     0.00%
>60 =<70         408   26,544,160  10.71%     65,059  10.20%   661   99.85%   42.43%    98.79%   81.27%   13.73%   41.76%     0.00%
>70 =<80         348   26,125,779  10.54%     75,074  10.28%   661   99.87%   42.94%    99.73%   84.31%   11.32%   40.76%     0.00%
>80 =<90         259   22,012,734   8.88%     84,991  10.19%   669   99.85%   43.34%   100.00%   87.95%    5.73%   37.10%     0.00%
>90 =<100        226   21,502,937   8.67%     95,146  10.08%   672   99.87%   43.03%   100.00%   82.40%    9.70%   35.64%     0.00%
>100 =<150       346   40,237,610  16.23%    116,294  10.00%   673   99.98%   41.71%    99.48%   86.83%    7.70%   36.63%     0.00%
>150 =<200         8    1,325,510   0.53%    165,689   9.53%   696   99.71%   44.64%   100.00%  100.00%    0.00%   76.90%     0.00%
>200 =<300                          0.00%
>300 <400                           0.00%
=>400                               0.00%
               -----  ----------- ------      ------  -----    ---   -----    -----     -----    -----    -----    -----      ----
TOTAL          4,650  247,933,098 100.00%     53,319  10.17%   661   99.87%   41.83%    99.35%   85.44%   12.66%   48.20%     0.00%
               -----  ----------- ------      ------  -----    ---   -----    -----     -----    -----    -----    -----      ----
* In $1,000
                 MIN     6,606.42  MAX    191,466.56


                                                    STATE CONCENTRATION BUCKET *
------------------------------------------------------------------------------------------------------------------------------------
                         DEAL SIZE                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
              ------------------------------           -----------------------------------------------------------------------------
                                              WA LOAN                                                     REFI              INTEREST
STATE*        # LOANS     BALANCE        %    BALANCE   WAC    FICO   %CLTV   % DTI   PRIMARY   SF/PUD  CACHOUT   FULL DOC    ONLY
------        -------     -------     ------  -------   ---    ----   -----   -----   -------   ------  -------   --------    ----
CALIFORNIA      1,441   112,154,449   45.24%   77,831  10.06%   670   99.86%  42.55%    99.86%  84.75%     7.04%    37.69%    0.00%
FLORIDA           419    17,288,166    6.97%   41,261  10.27%   659   99.95%  41.21%    97.03%  84.04%    13.54%    52.75%    0.00%
NEW YORK          162    11,317,276    4.56%   69,860  10.43%   670   99.92%  42.66%   100.00%  73.29%    15.38%    32.59%    0.00%
ILLINOIS          207     8,696,506    3.51%   42,012  10.54%   653   99.91%  40.92%   100.00%  66.97%    16.88%    54.94%    0.00%
NEVADA            159     8,600,018    3.47%   54,088  10.21%   662   99.91%  42.03%    95.53%  93.94%    10.52%    43.05%    0.00%
WASHINGTON        178     8,055,755    3.25%   45,257  10.22%   648   99.80%  40.50%    98.81%  92.46%    18.24%    70.86%    0.00%
TEXAS             240     7,515,489    3.03%   31,315   9.76%   646   99.97%  40.17%    99.09%  99.01%     0.00%    60.13%    0.00%
ARIZONA           190     6,893,937    2.78%   36,284  10.04%   652   99.83%  40.60%    98.99%  95.27%    18.80%    59.67%    0.00%
MASSACHUSETTS     111     6,251,268    2.52%   56,318  10.12%   667   99.82%  42.72%   100.00%  64.97%     7.54%    51.19%    0.00%
COLORADO          144     5,791,641    2.34%   40,220  10.38%   647   99.77%  41.01%    99.48%  90.74%    35.91%    58.72%    0.00%
NEW JERSEY         91     5,487,735    2.21%   60,305  10.34%   667   99.86%  42.96%   100.00%  72.23%    15.93%    48.09%    0.00%
HAWAII             75     4,825,259    1.95%   64,337   9.84%   676   99.83%  41.20%   100.00%  58.59%     4.29%    60.89%    0.00%
OREGON            107     3,899,275    1.57%   36,442  10.03%   658   99.90%  39.98%    98.52%  94.32%    20.13%    63.12%    0.00%
TENNESSEE         123     3,759,455    1.52%   30,565   8.71%   634   99.99%  40.86%    99.23%  98.77%    23.72%    72.94%    0.00%
MINNESOTA          91     3,663,591    1.48%   40,259   9.60%   642   99.86%  41.71%   100.00%  91.83%    34.85%    68.64%    0.00%
OTHER             912    33,733,278   13.61%   36,988  10.66%   645   99.88%  40.81%    99.40%  94.06%    22.77%    64.36%    0.00%
                -----   -----------  ------    ------  -----    ---   -----   -----     -----   -----     -----     -----     ----
TOTAL           4,650   247,933,098  100.00%   53,319  10.17%   661   99.87%  41.83%    99.35%  85.44%    12.66%    48.20%    0.00%
                -----   -----------  ------    ------  -----    ---   -----   -----     -----   -----     -----     -----     ----

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*Separate California into North and South if possible.

                              DEAL SIZE                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      -------------------------               ----------------------------------------------------------------------
                                                   WA LOAN                                                   REFI           INTEREST
CALIFORNIA BREAKDOWN  # LOANS     BALANCE      %   BALANCE    WAC   FICO   %CLTV   % DTI  PRIMARY  SF/PUD  CACHOUT FULL DOC   ONLY
--------------------  -------     -------      -   -------    ---   ----   -----   -----  -------  ------  ------- --------  -------
CA NORTH                  487   38,822,536  34.62%  79,718  10.06%  668   99.81%  42.14%  99.73%   90.49%    7.57%   41.25%   0.00%
CA SOUTH                  954   73,331,913  65.38%  77,102  10.06%  671   99.88%  42.79%  99.93%   81.70%    6.65%   35.93%   0.00%
                        -----  ----------- ------   ------  -----   ---   -----   -----   -----    -----    -----    -----    ----
                        1,441  112,154,449 100.00%  53,319  10.17%  661   99.87%  41.83%  99.35%   85.44%   12.66%   48.20%   0.00%
                        -----  ----------- ------   ------  -----   ---   -----   -----   -----    -----    -----    -----    ----

                                                     FIXED / FLOATING (II)
----------------------------------------------------------------------------------------------------------------------------------
                   DEAL SIZE                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
          ----------------------------              ------------------------------------------------------------------------------
                                          WA LOAN                                                       REFI              INTEREST
TYPE      # LOANS     BALANCE        %    BALANCE   WAC    FICO    %CLTV   % DTI   PRIMARY   SF/PUD    CACHOUT  FULL DOC    ONLY
----      -------     -------        -    -------   ---    ----    -----   -----   -------   ------    -------  --------  --------
FIXED       4,650   247,933,098  100.00%   53,319  10.17%   661    99.87%  41.83%    99.35%  85.44%     12.66%    48.20%    0.00%
BALLOON                            0.00%
ARM                                0.00%
FIXED IO                           0.00%
ARM IO                             0.00%
                                   0.00%
                                   0.00%
                                   0.00%
OTHER                              0.00%
            -----   -----------  ------    ------  -----    ---    -----   -----     -----   -----      -----     -----     ----
TOTAL       4,650   247,933,098  100.00%   53,319  10.17%   661    99.87%  41.83%    99.35%  85.44%     12.66%    48.20%    0.00%
            -----   -----------  ------    ------  -----    ---    -----   -----     -----   -----      -----     -----     ----

Please include a list all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.

                                                         LIEN BUCKET
-------------------------------------------------------------------------------------------------------------------------------
                      DEAL SIZE                                      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
           -------------------------------             ------------------------------------------------------------------------
                                             WA LOAN                                                 REFI              INTEREST
TYPE       # LOANS       BALANCE         %   BALANCE   WAC    FICO  %CLTV   % DTI  PRIMARY  SF/PUD  CACHOUT  FULL DOC     ONLY
----       -------       -------         -   -------   ---    ----  -----   -----  -------  ------  -------  --------  --------
FIRST                                 0.00%
SECOND       4,650    247,933,098   100.00%   53,319  10.17%   661  99.87%  41.83%  99.35%  85.44%   12.66%    48.20%     0.00%
THIRD                                 0.00%
OTHER                                 0.00%
             -----    -----------   ------    ------  -----    ---  -----   -----   -----   -----    -----     -----      ----
TOTAL        4,650    247,933,098   100.00%   53,319  10.17%   661  99.87%  41.83%  99.35%  85.44%   12.66%    48.20%     0.00%
             -----    -----------   ------    ------  -----    ---  -----   -----   -----   -----    -----     -----      ----

                                                       PREPAYMENT BUCKET
----------------------------------------------------------------------------------------------------------------------------------
                    DEAL SIZE                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
           -----------------------------              ----------------------------------------------------------------------------
                                           WA LOAN                                                      REFI              INTEREST
TYPE       # LOANS      BALANCE        %   BALANCE    WAC   FICO    %CLTV   % DTI    PRIMARY   SF/PUD  CACHOUT  FULL DOC     ONLY
----       -------      -------        -   -------    ---   ----    -----   -----    -------   ------  -------  --------  --------
NONE         1,639    72,824,082   29.37%   44,432  10.50%   655    99.87%  41.13%    99.30%   86.04%   16.10%    55.09%     0.00%
6 MONTHS                            0.00%
1 YEAR         207    14,933,078    6.02%   70,625   9.93%   670    98.53%  43.11%    98.46%   50.93%   17.30%    29.90%     0.00%
2 YEAR       1,825   104,952,368   42.33%   52,060   9.94%   661    99.68%  42.28%    99.33%   82.16%   12.51%    47.46%     0.00%
3 YEAR         979    55,223,570   22.27%   51,107   9.71%   665    98.21%  41.64%    97.66%   87.52%   23.37%    44.41%     0.00%
5 YEAR                              0.00%
OTHER                               0.00%
             -----   -----------  ------    ------  -----    ---    -----   -----     -----    -----    -----     -----      ----
TOTAL        4,650   247,933,098  100.00%   53,319  10.17%   661    99.87%  41.83%    99.35%   85.44%   12.66%    48.20%     0.00%
             -----   -----------  ------    ------  -----    ---    -----   -----     -----    -----    -----     -----      ----

                                                           INDEX BUCKET
-------------------------------------------------------------------------------------------------------------------------------
                    DEAL SIZE                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
           -----------------------------              ----------------------------------------------------------------------------
                                           WA LOAN                                                      REFI              INTEREST
TYPE       # LOANS      BALANCE        %   BALANCE    WAC   FICO    %CLTV   % DTI    PRIMARY   SF/PUD  CACHOUT  FULL DOC    ONLY
----       -------      -------        -   -------    ---   ----    -----   -----    -------   ------  -------  --------  --------
LIBOR - 6 MONTH                             0.00%
LIBOR - 1 YEAR                              0.00%
TREASURY - 1 YEAR                           0.00%
CMT - 1 YEAR                                0.00%
FIXED                 4,650  247,933,098  100.00%   46,270   9.85%  672  97.23%  40.02%   94.37%  80.97%  15.38%    42.12%    0.00%
                                            0.00%
                                            0.00%
OTHER                                       0.00%
                      -----  -----------  ------    ------  -----   ---  -----   -----    -----   -----   -----     -----     ----
TOTAL                 4,650  247,933,098  100.00%   53,319  10.17%  661  99.87%  41.83%   99.35%  85.44%  12.66%    48.20%    0.00%
                      -----  -----------  ------    ------  -----   ---  -----   -----    -----   -----   -----     -----     ----

List all reset rates

                                                          IO ONLY BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                           DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                --------------------------------            -----------------------------------------------------------------------
                                                   WA LOAN                                               REFI
TYPE            # LOANS     BALANCE         %      BALANCE  WAC  FICO   %CLTV  % DTI   PRIMARY  SF/PUD  CACHOUT  FULL DOC  LTV =>80
----            -------     -------         -      -------  ---  ----   -----  -----   -------  ------  -------  --------  --------
NA                                       #DIV/0!
=<500                                    #DIV/0!
>500 =<520                               #DIV/0!
>520 =<540                               #DIV/0!
>540 =<560                               #DIV/0!
>560 =<580                               #DIV/0!
>580 =<600                               #DIV/0!
>600 =<620                               #DIV/0!
>620 =<640                               #DIV/0!
>640 =<660                               #DIV/0!
>660 =<680                               #DIV/0!
>680 =<700                               #DIV/0!
>700 =<750                               #DIV/0!
>750                                     #DIV/0!
TOTAL                 -         -        #DIV/0!
                -------     -------      -------

                                                       IO PRINCIPAL BUCKET
-----------------------------------------------------------------------------------------------------------------------------------
                        DEAL SIZE                                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
               -------------------------                --------------------------------------------------------------------------
                                             WA LOAN                                                   REFI
UPB            # LOANS   BALANCE       %     BALANCE    WAC   FICO  %CLTV   % DTI  PRIMARY   SF/PUD   CACHOUT   FULL DOC   LTV =>80
---            -------   -------       -     -------    ---   ----  -----   -----  -------   ------   -------   --------   --------
=<10                               #DIV/0!
>10 =<20                           #DIV/0!
>20 =<50                           #DIV/0!
>50 =<75                           #DIV/0!
>75 =<100                          #DIV/0!
>100 =<200                         #DIV/0!
>100 =<200                         #DIV/0!
=>700                              #DIV/0!
TOTAL              -         -     #DIV/0!
                ------   -------   -------
* In $1,000

                                                     MORTGAGE INSURANCE (MI)
------------------------------------------------------------------------------------------------------------------------------------
                             DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    --------------------------              ------------------------------------------------------------------------
                                                   WA LOAN                                                REFI
TYPE                # OF LOANS  BALANCE      %     BALANCE  WAC  FICO  %CLTV   % DTI   PRIMARY  SF/PUD   CACHOUT  FULL DOC  LTV =>80
----                ----------  -------      -     -------  ---  ----  -----   -----   -------  ------   -------  --------  --------
>80 LTV with MI                           #DIV/0!
>80 LTV WITHOUT MI                          0.00%
ALL COVERED BY MI                           0.00%
NOT COVERED BY MI                           0.00%
OTHER                                       0.00%
TOTAL                      -         -    #DIV/0!
                    ----------  -------   -------